                                                                    EXHIBIT 99.1

      Student Loan Finance Corporation
      Noteholders' Statement Pursuant to Section 5.23 of the Indenture and
      Section 21 of the Servicing Agreement (Unaudited)

      Education Loans Incorporated
      Student Loan Asset-Backed Notes, Series 1999-1
      Report for the Month Ended April 30, 2000

I.   Noteholder Information
     ----------------------

A.   Identification of Notes
     ------------------------

     Series  Description                         Cusip #       Due Date
     --------------------------------------------------------------------------
     1999-1A Senior Auction Rate Notes...........280907AP1     December 1, 2035
     1999-1B Senior Auction Rate Notes...........280907AQ9     December 1, 2035
     1999-1C Subordinate Auction Rate Notes......280907AR7     December 1, 2035

B.   Notification of Redemption Call of Notes
     ----------------------------------------

     None

C.   Principal Outstanding - April, 2000
     -----------------------------------

                             Principal            Principal            Principal
                          Outstanding,             Payments         Outstanding,
     Series             Start of Month         During Month         End of Month
     ---------------------------------------------------------------------------
     1999-1A            $78,000,000.00                $0.00       $78,000,000.00
     1999-1B             39,000,000.00                 0.00        39,000,000.00
     1999-1C              9,300,000.00                 0.00         9,300,000.00
                 ---------------------------------------------------------------
     Totals            $126,300,000.00                $0.00      $126,300,000.00
                 ===============================================================

D.   Accrued Interest Outstanding - April, 2000
     ------------------------------------------

                      Accrued Interest             Interest             Interest     Accrued Interest              Interest
                          Outstanding,              Accrued             Payments         Outstanding,            Rate As Of
     Series             Start of Month         During Month         During Month         End of Month          End Of Month
     -----------------------------------------------------------------------------------------------------------------------
     1999-1A               $305,760.00          $394,593.33          $356,720.00          $343,633.33              6.10000%
     1999-1B                152,360.00           197,210.00           177,753.33           171,816.67              6.10000%
     1999-1C                 36,580.00            47,135.50            42,676.67            41,038.83              6.11000%
                 -------------------------------------------------------------------------------------
     Totals                $494,700.00          $638,938.83          $577,150.00          $556,488.83
                 =====================================================================================

E.   Net Loan Rates for Next Interest Period
     ---------------------------------------

                       Interest Period
     Series              Starting Date        Net Loan Rate
     -------------------------------------------------------
     1999-1A                 31-May-00                8.52%
     1999-1B                 31-May-00                8.62%
     1999-1C                 31-May-00                8.45%

F.   Noteholders' Carry-Over Amounts - April, 2000
     ---------------------------------------------

                            Carry-Over                                                     Carry-Over
                              Amounts,            Additions             Payments             Amounts,
     Series             Start of Month         During Month         During Month         End of Month
     -------------------------------------------------------------------------------------------------
     1999-1A                     $0.00                $0.00                $0.00                $0.00
     1999-1B                      0.00                 0.00                 0.00                 0.00
     1999-1C                      0.00                 0.00                 0.00                 0.00
                 -------------------------------------------------------------------------------------
     Totals                      $0.00                $0.00                $0.00                $0.00
                 =====================================================================================

G.   Noteholders' Accrued Interest on Carry-Over Amounts - April, 2000
     -----------------------------------------------------------------

                               Accrued             Interest             Interest              Accrued
                             Interest,              Accrued             Payments            Interest,
     Series             Start of Month         During Month         During Month         End of Month
     -------------------------------------------------------------------------------------------------
     1999-1A                     $0.00                $0.00                $0.00                $0.00
     1999-1B                      0.00                 0.00                 0.00                 0.00
     1999-1C                      0.00                 0.00                 0.00                 0.00
                 -------------------------------------------------------------------------------------
     Totals                      $0.00                $0.00                $0.00                $0.00
                 =====================================================================================

II.  Fund Information
     ----------------

A.   Reserve Fund - April, 2000
     --------------------------
                                                                        Amount
                                                                 --------------
     Balance, Start of Month.....................................$1,894,500.00
     Additions During Month......................................         0.00
     Less Withdrawals During Month...............................         0.00
                                                                 --------------
     Balance, End of Month.....................................  $1,894,500.00
                                                                 ==============
B.   Capitalized Interest Account - April, 2000
     ------------------------------------------
                                                                        Amount
                                                                 --------------
     Balance, Start of Month.....................................$4,554,040.99
     Additions During Month......................................         0.00
     Less Withdrawals During Month...............................         0.00
                                                                 --------------
     Balance, End of Month.......................................$4,554,040.99
                                                                 ==============
C.   Acquisition Account - April, 2000
     ---------------------------------
                                                                        Amount
                                                                 --------------
     Balance, Start of Month.....................................$2,076,465.52
     Additions During Month......................................       604.12
     Less Withdrawals for Eligible Loans:
       Principal Acquired........................................(2,019,495.00)
       Premiums and Related Acquisition Costs....................   (57,574.64)
                                                                 --------------
     Balance, End of Month.......................................        $0.00
                                                                 ==============
D.   Alternative Loan Guarantee Account - April, 2000
     ------------------------------------------------
                                                                        Amount
                                                                 --------------
     Balance, Start of Month.....................................$1,612,793.95
     Guarantee Fees Received During Month........................         0.00
     Interest Received During Month..............................     4,742.15
     Other Additions During Month................................         0.00
     Less Withdrawals During Month for Default Payments..........         0.00
                                                                 --------------
     Balance, End of Month.......................................$1,617,536.10
                                                                 ==============
III. Student Loan Information
     ------------------------

A.   Student Loan Principal Outstanding - April, 2000
     ------------------------------------------------
                                                                        Amount
                                                               ----------------
     Balance, Start of Month...................................$108,858,962.24
     Loans Purchased / Originated..............................   2,019,495.00
     Capitalized Interest......................................      42,695.41
     Less Principal Payments Received..........................  (1,419,552.19)
     Other Increases (Decreases)...............................     (10,116.27)
                                                               ----------------
     Balance, End of Month.....................................$109,491,484.19
                                                               ================

B.   Composition of Student Loan Portfolio as of April 30, 2000
     ----------------------------------------------------------
                                                                        Amount
                                                               ----------------
     Aggregate Outstanding Principal Balance...................$109,491,484.19
     Number of Borrowers.......................................         16,564
     Average Outstanding Principal Balance Per Borrower........         $6,610
     Number of Loans (Promissory Notes)........................         30,334
     Average Outstanding Principal Balance Per Loan............         $3,610
     Weighted Average Interest Rate............................          7.72%

C.   Distribution of Student Loan Portfolio by Loan Type as of April 30, 2000
     ------------------------------------------------------------------------

                                              Outstanding
                                                Principal
     Loan Type                                    Balance              Percent
     --------------------------------------------------------------------------
     Stafford - Subsidized................ $38,176,635.97                 34.9%
     Stafford - Unsubsidized..............  22,466,935.82                 20.5%
     PLUS.................................  13,009,298.03                 11.9%
     SLS..................................     114,115.72                  0.1%
     Consolidation........................   5,853,388.18                  5.3%
     Alternative..........................  29,871,110.47                 27.3%
                                          -------------------------------------
     Total................................$109,491,484.19                100.0%
                                          =====================================

D.   Distribution of Student Loan Portfolio by Interest Rate as of
     -------------------------------------------------------------
     April 30, 2000
     --------------
                                              Outstanding
                                                Principal
     Interest Rate                                Balance              Percent
     --------------------------------------------------------------------------
     Less Than 7.00%...................... $25,825,213.38                 23.6%
     7.00% to 7.49%.......................   8,788,773.69                  8.0%
     7.50% to 7.99%.......................  43,617,026.74                 39.8%
     8.00% to 8.49%.......................  19,675,244.72                 18.0%
     8.50% to 8.99%.......................           0.00                  0.0%
     9.00% to 9.49%.......................   7,426,066.57                  6.8%
     9.50% or Greater.....................   4,159,159.09                  3.8%
                                          ------------------------------------
     Total................................$109,491,484.19                100.0%
                                          =====================================

E.   Distribution of Student Loan Portfolio by Borrower Payment Status as of
     -----------------------------------------------------------------------
     April 30, 2000
     --------------
                                              Outstanding
                                                Principal
     Borrower Payment Status                      Balance              Percent
     --------------------------------------------------------------------------
     School............................... $23,571,356.55                 21.5%
     Grace................................  10,000,348.19                  9.1%
     Repayment............................  60,326,980.94                 55.1%
     Deferment............................  10,385,641.27                  9.5%
     Forbearance..........................   4,757,541.34                  4.3%
     Claims...............................     449,615.90                  0.4%
                                          ------------------------------------
     Total................................$109,491,484.19                100.0%
                                          =====================================

F.   Distribution of Student Loan Portfolio by Delinquency Status as of
     ------------------------------------------------------------------
     April 30, 2000
     --------------
                                                  Percent by Outstanding Balance
                                                 -------------------------------
                                                       Repayment,
                                                       Deferment,
                                     Outstanding      Forbearance
                                       Principal  & Claims Status   All Loans in
     Delinquency Status                  Balance       Loans Only      Portfolio
     ---------------------------------------------------------------------------
     31 to 60 Days.................$2,779,693.55             3.7%           2.5%
     61 to 90 Days................. 1,424,381.37             1.9%           1.3%
     91 to 120 Days................ 1,460,904.92             1.9%           1.3%
     121 to 180 Days............... 1,745,968.71             2.3%           1.6%
     181 to 270 Days...............   475,569.15             0.6%           0.4%
     Over 270 Days.................   124,610.03             0.2%           0.1%
     Claims Filed, Not Yet Paid....   448,303.90             0.6%           0.4%
                                   ---------------------------------------------
     Total.........................$8,459,431.63            11.1%           7.7%
                                   =============================================

G.   Distribution of Student Loan Portfolio by Guarantee Status as of
     ----------------------------------------------------------------
     April 30, 2000
     --------------


                                                Outstanding
                                                  Principal
     Guarantee Status                               Balance              Percent
     ---------------------------------------------------------------------------
     FFELP Loan Guaranteed 100%.............    $431,745.04                 0.4%
     FFELP Loan Guaranteed 98%..............  79,188,628.68                72.3%
     Alternative Loans Non-Guaranteed.......  29,871,110.47                27.3%
                                            ------------------------------------
     Total..................................$109,491,484.19               100.0%
                                            ====================================

H.   Distribution of Student Loan Portfolio by Guarantee Agency as of
     ----------------------------------------------------------------
     April 30, 2000
     --------------

                                                       Outstanding
                                                         Principal
     Guarantee Agency                                      Balance       Percent
     ---------------------------------------------------------------------------
     Education Assistance Corporation.............. $38,553,295.99         35.2%
     California Student Aid Commission.............  21,504,100.03         19.6%
     United Student Aid Funds, Inc.................   8,339,155.25          7.6%
     Pennsylvania Higher Education Assistance
      Agency.......................................   4,627,424.54          4.2%
     Great Lakes Higher Education Corporation......   4,541,439.47          4.1%
     Other Guarantee Agencies......................   2,054,958.44          1.9%
     Alternative Loans Non-Guaranteed..............  29,871,110.47         27.3%
                                                   -----------------------------
     Total.........................................$109,491,484.19        100.0%
                                                   =============================

I.   Fees and Expenses Accrued For / Through April, 2000
     ---------------------------------------------------

                                                                       For The 4
                                                                    Months Ended
                                                April, 2000       April 30, 2000
                                                --------------------------------
     Servicing Fees..............................$95,805.05          $353,675.99
     Indenture Trustee Fees......................  2,631.30            10,525.03
     Broker / Dealer Fees........................ 26,312.50            71,920.83
     Auction Agent Fees..........................  2,105.00             8,490.17
     Other Permitted Expenses....................      0.00                 0.00
                                                --------------------------------
     Total......................................$126,853.85          $444,612.02
                                                ================================

J.   Ratio of Assets to Liabilities as of April 30, 2000
     ---------------------------------------------------

                                                                          Amount
                                                                 ---------------
     Total Indenture Assets......................................$126,509,318.59
     Total Indenture Liabilities................................. 126,977,238.42
                                                                 ---------------
     Ratio.......................................................         99.63%
                                                                 ===============